Commitments and Contingencies - Schedule of Future Minimum Payments Under Operating Leases (Details) (Lazy Days' R.V. Center, Inc.) - Lazydays' RV Center Inc [Member] $ in Thousands	Dec. 31, 2017 USD ($)
2018	$ 2,509
2019	2,215
2020	1,741
2021	1,482
2022	15
Total	$ 7,962